EXHIBIT 23.1


                               CONSENT OF COUNSEL



We hereby consent to the reference to us in the Prospectus constituting part of this Form SB-1 Post -Effective Amendment No. 3 to the Registration Statement for Innovative Financial Resources, Inc., under the caption "Legal Matters".




                                             s/ CARL N. DUNCAN, ESQ.
                                             Carl N. Duncan, Esq.



Bethesda, Maryland
January 29, 2003